ABERDEEN INTERNATIONAL EQUITY FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on September 16, 2020, the Board of Trustees (the “Board”) of Aberdeen Funds (the “Trust”) approved a change in the name of Aberdeen International Equity Fund (the “Fund”), a series of the Trust, and certain other changes. Such changes will take effect on or about December 1, 2020 (the “Effective Date”).

As of the Effective Date, the Fund’s name will be “Aberdeen Emerging Markets Sustainable Leaders Fund”.  In connection with the Fund’s name change, the Fund’s policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. will change to a policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that meet the Adviser’s sustainability criteria. Such securities include equity securities of emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

More information regarding these changes is included in the Supplement to the Fund’s Prospectus, which is included with this notice.  Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Dated: September 23, 2020

ABERDEEN FUNDS

(the “Trust”)

Aberdeen International Equity Fund

(the “Fund”)

Supplement dated September 23, 2020 to the Fund’s Statutory Prospectus dated February 28, 2020, as supplemented to date

On September 16, 2020, the Board of Trustees (the “Board”) of the Trust approved a change in the Fund’s name, from the Aberdeen International Equity Fund to the Aberdeen Emerging Markets Sustainable Leaders Fund (“Emerging Markets Sustainable Leaders Fund”), and a change to the Fund’s principal investment strategies, 80% investment policy and expense limitation agreement, with such changes to take effect as of the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about December 1, 2020 (the “Effective Date”).

As described in further detail below, as of the Effective Date, the Fund will change from an international equities strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. to an emerging markets sustainable leaders strategy investing 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that meet the Adviser’s sustainability criteria. Such securities include equity securities of emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

Starting on the Effective Date, the Fund’s portfolio management team will transition the Fund’s portfolio in line with its amended investment strategy.  In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.38% of the value of each shareholder’s investment. It is currently anticipated that any capital gains generated will be offset by capital losses. These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

As of the Effective Date, the expiration date of Fund’s expense limitation agreement will be extended from February 29, 2021 to February 28, 2022.

Shareholders will receive an amended and restated Summary Prospectus for the Fund following the Effective Date.

Name and 80% Policy Change of the Fund

On the Effective Date, the Fund’s name will change from the Aberdeen International Equity Fund to the Aberdeen Emerging Markets Sustainable Leaders Fund (the “Emerging Markets Sustainable Leaders Fund”) and the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market companies that meet the Adviser’s sustainability criteria. Such securities include equity securities issued by emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

Change in Fund Benchmark

On the Effective Date, the MSCI Emerging Markets Index will replace the MSCI All Country World ex-US Index as the Fund’s primary benchmark.  The Adviser believes that the MSCI Emerging Markets Index provides a more meaningful comparison given the geographic region of the Fund’s expected holdings for the Fund’s new strategy.

Expense Limitation Extension

The Trust and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into an amended written contract limiting operating expenses (subject to certain exceptions outlined in the agreement) to 1.10% for all classes of the Fund until February 29, 2021. On the Effective Date, this contractual limit will remain at 1.10% for all classes of the Fund and will be extended for a term not to end before February 28, 2022 without the approval of the independent trustees of the Board.

Principal Investment Strategy and Principal Risk Changes

On the Effective Date, the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by emerging market companies that meet the Adviser’s sustainability criteria. Such securities include securities issued by emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of ESG risks and opportunities in accordance with the Adviser’s criteria.

On the Effective Date, the following will replace the section entitled “Summary—Aberdeen International Equity Fund—Principal Strategies” in the Prospectus beginning on page 18:

The Emerging Markets Sustainable Leaders Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation and which takes into consideration the sustainability of the business in its broadest sense and the company’s ESG performance. The Adviser’s stock analysts work closely with dedicated ESG specialists who sit within each regional investment team and provide industry-leading expertise and insight at the company level. In addition, engagement with company management is a key part of the Adviser’s research process and ongoing stewardship program.

The Adviser will identify stocks for their long-term, fundamental value based on quality and price. With respect to “quality”, the Adviser will assign each company a proprietary overall quality rating and also an ESG-quality rating ranging from 1 to 5 (1 indicating leaders and 5 indicating laggards) — enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser on both the overall quality rating and ESG-quality rating. Binary exclusions are also applied to exclude a defined list of unacceptable activities. The Fund will not invest in companies that, based on MSCI data have:

•                  failed to uphold one or more principals of the UN Global Compact;

•                  an industry tie to controversial weapons;

•                  a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

•                  a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

•                  a revenue contribution of 10% or more from the extraction of unconventional oil and gas; or

•                  a revenue contribution from thermal coal extraction.

The Fund will measure compliance with its principal investment strategies at the time of investment except that compliance with binary exclusions is tested as frequently as MSCI data is updated, which is currently quarterly. If a company no longer meets the Adviser’s ESG criteria, the Adviser intends, but is not required, to sell such security.

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that meet the Adviser’s sustainability criteria.

An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of, or has its principal office in an emerging market country;

•                  the company has its principal securities trading market in an emerging market country; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

On the Effective Date, the following risk factors will be added under “Sector Risk” in the section entitled “Summary — Aberdeen International Equity Fund — Principal Risks” in the Prospectus beginning on page 19:

Financials Sector Risk.  To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk.  To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

On the Effective Date, the following risk factor will be added in alphabetical order in the section entitled “Summary — Aberdeen International Equity Fund — Principal Risks” in the Prospectus beginning on page 19:

Sustainable Investing Risk — The Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such strategies. The criteria related to the Fund’s ESG strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

On the Effective Date, the first paragraph under the section entitled “Summary — Aberdeen International Equity Fund — Performance” in the Prospectus on page 20 will be replaced with the following:

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Sustainable Leaders Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.  The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net Dividends), a broad-based securities index, and the MSCI All Country World ex U.S. Index (Net Dividends) and the MSCI All Country World ex U.S. Index (Gross Dividends). Effective December 1, 2020, the MSCI Emerging Markets Index (Net Dividends) replaced the MSCI All Country Word ex U.S. Index (Net Dividends) as the Fund’s primary benchmark in connection with the Fund’s change in investment strategy. In connection with the change in investment strategy, the Fund also changed its name from the Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Performance information for periods prior to December 1, 2020 does not reflect the Fund’s current investment strategy.  In addition, effective February 28, 2020, the MSCI All Country World ex U.S. Index (Net Dividends) replaced the MSCI All Country World ex U.S. Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as performance is calculated net of withholding taxes, to which the Fund is generally subject. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

Portfolio Management Changes

On the Effective Date, the table under the section entitled “Summary — Aberdeen International Equity Fund — Portfolio Managers” in the Prospectus on page 20 will be replaced with the following:

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Fiona Manning, CFA®	Investment Director	2020
William Scholes, CFA®	Investment Director	2020
Peter Taylor, CFA®	Senior Investment Manager/Head of Corporate Governance	2020
David A. Smith, CFA®	Head of Corporate Governance, Asia	2020
Daniel Ng	Investment Analyst	2020

On the Effective Date, section entitled “Fund Management — Portfolio Management — Aberdeen International Equity Fund” in the Prospectus beginning on page 177 will be replaced with the following:

Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen Emerging Markets Fund and Aberdeen Emerging Markets Sustainable Leaders Fund

The Asia-Pacific Equity Fund and China A Fund are managed by the Asian Equities Team. The Emerging Markets Fund and Emerging Markets Sustainable Leaders Fund are managed by the Global Emerging Markets Equity Team. Each team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds

Hugh Young, Managing Director
Hugh Young is the Managing Director - Asia of Aberdeen Standard Investments. He was formerly a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund Aberdeen China A Share Equity Fund Aberdeen Emerging Markets Fund

Nicholas Yeo, CFA®, Director and Head of Equities Nicholas Yeo is the Director and Head of China/Hong Kong Equities team at Aberdeen Standard Investments. Nicholas joined Aberdeen Asset Management in 2000 via the acquisition of Murray Johnstone. He was seconded to the London Global Emerging Market team for two years where he covered EMEA and Latin American companies, before returning to the Asian Equities team in Singapore in March 2004. In March 2007, he transferred to Hong Kong to lead Chinese equity research. Nicholas holds a BA (Hons) in Accounting and Finance from The University of Manchester and an MSc in Financial Mathematics from Warwick Business School. Nicholas is a CFA® charterholder.

Aberdeen China A Share Equity Fund

Flavia Cheong, CFA®, Head of Equities — Asia Pacific Flavia Cheong is the Head of Asia Pacific Equities on the Asian Equities team at Aberdeen Standard Investments, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining Aberdeen Asset Management in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund Aberdeen China A Share Equity Fund Aberdeen Emerging Markets Fund

Kristy Fong, CFA®, Senior Investment Director Kristy Fong is a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Kristy joined Aberdeen Asset Management in 2004 from UOB KayHian Pte Ltd where she was an Analyst. Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA® charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Pruksa Iamthongthong, CFA®, Senior Investment Director Pruksa Iamthongthong is a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Pruksa joined Aberdeen Asset Management in 2007. Pruksa graduated with a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA® charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

James Thom, Senior Investment Director James Thom is a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. James joined Aberdeen Asset Management in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia. James graduated with an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Nicholas Chui, CFA®, Investment Director	Aberdeen China A Share Equity Fund

Nicholas Chui is an Investment Director on the China/Hong Kong Equities Team at Aberdeen Standard Investments. Nicholas joined Aberdeen Asset Management in 2011 upon completion of an internship with the team in 2010. Nicholas holds a Bachelor of Accountancy from the Singapore Management University. Nicholas is a Chartered Accountant of Singapore and is a CFA® charterholder.

Elizabeth Kwik, Investment Manager
Elizabeth Kwik is an Investment Manager on the China/Hong Kong Equities Team at Aberdeen Standard Investments. Elizabeth joined Aberdeen Asset Management in 2013. Elizabeth graduated with a Bachelor of Science in Economics from the London School of Economics.

Aberdeen China A Share Equity Fund

Devan Kaloo, Global Head of Equities
Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Devan joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

Aberdeen Emerging Markets Fund

Joanne Irvine, Deputy Head of Global Emerging Markets
Joanne Irvine is Deputy Head of Global Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Joanne joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to Aberdeen, Joanne was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies.

Aberdeen Emerging Markets Fund

Mark Gordon-James, CFA®, Investment Director
Mark Gordon-James is an Investment Director on the Global Emerging Markets Equity Team at Aberdeen Standard Investments. Mark joined Aberdeen Asset Management in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Mark graduated with a BSc in Geography and Economics from the London School of Economics. Mark is a CFA charterholder.

Aberdeen Emerging Markets Fund

Fiona Manning, CFA®, Investment Director Fiona Manning is an Investment Director on the Global Emerging Markets Equity team at Aberdeen Standard	Aberdeen Emerging Markets Sustainable Leaders Fund

Investments. Fiona joined Aberdeen Asset Management in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses. Fiona graduated with a BA (Hons) in History with French from Durham University. Fiona is a CFA charterholder.

Daniel Ng, Investment Analyst
Daniel Ng is an Investment Analyst on the Asian Equities team at Aberdeen Standard Investments responsible for covering Asian Equities and ESG. He joined Aberdeen Asset Management in July 2017. Daniel graduated with a BSc in Economics from Singapore Management University and has passed all three levels of the CFA Program and may be awarded the charter upon completion of the required work experience.

Aberdeen Emerging Markets Sustainable Leaders Fund

William Scholes, CFA®, Investment Director
William Scholes is an Investment Director on the Global Emerging Markets Equity team at Aberdeen Standard Investments. William joined Aberdeen Asset Management in 2009 on the graduate rotation scheme. William graduated with a BA (Hons) in Modern and Medieval Languages from Magdalen College, Oxford. He is a CFA charterholder.

Aberdeen Emerging Markets Sustainable Leaders Fund

David A. Smith, CFA®, Head of Corporate Governance, Asia
David Smith is Head of Corporate Governance, Asia, at Aberdeen Standard Investments, based in Singapore. His main responsibility is to lead engagement with members of the board and management of Aberdeen Standard Investments’ investee companies in Asia. He also spearheads ASI’s public advocacy on ESG issues, representing the company at the Asian Corporate Governance Association and leading international organisations dedicated to improving corporate best practice. He has appeared frequently at regional conferences, industry round tables and has written for various Asian newspapers and professional publications. Before joining Aberdeen Asset Management in 2011 he worked for ISS as head of Asia (ex-Japan) research. David is a CFA charterholder and gained a PhD in Corporate Governance and an MA in Corporate Strategy and Governance from the University of Nottingham in the UK. He graduated with a BSc in Business Economics from the University of Wales.

Aberdeen Emerging Markets Sustainable Leaders Fund

Peter Taylor, CFA®, Senior Investment Manager / Head of Corporate Governance
Peter Taylor is Senior Investment Manager / Head of Corporate Governance based in London. Peter joined Aberdeen Asset Management’s Asian Equities team in Singapore in 2007 and transferred to London in 2011 to cover Global Emerging Markets. Previously, he was with the International Finance Corporation, where he worked on corporate governance and capital markets development from

Aberdeen Emerging Markets Sustainable Leaders Fund

their Washington DC and Hong Kong offices. Peter graduated with a BA in Philosophy, Politics and Economics from Oxford University and an MA in International Economics and International Relations from The Johns Hopkins University, Washington DC. Peter is a CFA charterholder.

Please retain this Supplement for future reference.

ABERDEEN FUNDS

(the “Trust”)

Aberdeen International Equity Fund

(the “Fund”)

Supplement dated September 23, 2020 to the Fund’s Statement of Additional Information (“SAI”) dated February 28, 2020, as supplemented to date

On September 16, 2020, the Board of Trustees (the “Board”) of the Trust approved a change in the Fund’s name, from the Aberdeen International Equity Fund to the Aberdeen Emerging Markets Sustainable Leaders Fund (“Emerging Markets Sustainable Leaders Fund”), and a change to the Fund’s principal investment strategies, 80% investment policy and expense limitation agreement, with such changes to take effect as of  the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about December 1, 2020 (the “Effective Date”).

As of the Effective Date, the Fund will change from an international equities strategy investing 80% of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. to an emerging markets sustainable leaders strategy investing 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that meet the Adviser’s sustainability criteria.

Starting on the Effective Date, the Fund’s portfolio management team will transition the Fund’s portfolio in line with its amended investment strategy.  In connection therewith, the Fund expects to experience portfolio turnover, which will result in higher than normal transaction costs to shareholders, which are currently estimated to be approximately 0.38% of the value of each shareholder’s investment. It is currently anticipated that any capital gains generated will be offset by capital losses. These estimates are subject to change depending on market conditions at the time the sales and purchases are made and the size of the Fund.

As of the Effective Date, the expiration date of Fund’s expense limitation agreement will be extended from February 29, 2021 to February 28, 2022.

An amended and restated SAI will be available for the Fund following the Effective Date.

Please retain this Supplement for future reference.